EXHIBIT 10.1

PROVINCE OF BRITISH COLUMBIA Ministry of Energy Mines and Petroleum Resources

RECORD OF 4 POST CLAIM - MINERAL TENURE ACT

(Section 27)
Similkameen_______________________________	397339 __________________________________
Mining Division	Tenure No.
_____________________________________	October 6, 2002____________________________
Gold Commissioner	Date of Record

_____________________________________________________________________________________

APPLICATION TO RECORD A 4 POST CLAIM

I, Rod Husband, Name of Locator, of 3316 West 3rd Street, Vancouver, BC, V6R 1L4, (604) 736-5711, Client No. 112610, hereby apply for record of a 4 Post Claim for the location as outlined on the attached copy of mineral titles NTS map sheets M092H089, in the Similkameen Mining Division.

ACCESS

Describe how you gained access to the location, include reference to roads, trails, topographic features, permanent landmarks and a description of the legal post location.

29 kms along Hwy 97C from Jctn with Hwy 5A to Elkhart Lodge Turnoff - Parallel 97C for 2km along logging road to east edge of clearcut to LCP. LCP located 1.5 km at 235 degrees from SW corner of Boulder Lake.

GPS Co-ordinates taken of posts: Yes [ ] No [x] If yes, complete information chart on reverse.

TAG INFORMATION

I have securely fastened the metal identification tag embossed "LEGAL CORNER POST" to the legal corner post (or "witness post") and impressed this information on the tag:

TAG No. 244579 LEGAL CORNER POST
CLAIM NAME	HART
LOCATOR	Rod Husband
FMC No.	112610
DATE COMMENCED	October 6, 2002
TIME	9:30 a.m.
DATE COMPLETED	October 6, 2002
TIME	10:00 a.m.

Number of Claim Units
N 5 S__ E __W 4

IDENTIFICATION POSTS NOT PLACED WERE: 1W, 2W, 3W, 4W, 4W1N, 4W2N, 4W3N, 4W4N, 4W5N, 1N, 2N, 3N, 4N, 5N, 5N1W, 5N2W and 5N4W because N and W of LCP - Ranch - marked Private Property Absolutely No Trespassing.

If a witness post was placed for the legal corner post:

Bearing from witness post to true position of legal corner post is _______degrees at a distance of ______ metres.

NOTE: Legal Corner Post can be witnessed only if it was not feasible to place any posts.

ACKNOWLEGEMENT

I have complied with all the terms and conditions of the Mineral Tenure Act and Regulation pertaining to the location of 4 post claims and have attached a plan of the location on which the positions of the legal corner post and all other corner posts (and witness and identification post, if applicable) are indicated. The tag information supplied above is the identical information that I impressed upon the tag affixed to the applicable post when I located this claim and this information is true and correct.

/s/ "Rod Husband"
Rod Husband

Signature of Locator

SEAL

RECEIVED
SUB-RECORDER
VANCOUVER, BC
OCT. 28, 2002
Recording Stamp